SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 29, 2011

Date of Report (Date of earliest event reported)

Northern California Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

California

(State or Other Jurisdiction of Incorporation)

000-27666	77-0421107
(Commission File Number)	(IRS Employer Identification No.)

601 Munras Avenue	93940
(Address of Principal Executive Office)	(Zip Code)

831-649-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective July 29, 2011, Northern California Bancorp, Inc. (the “Company”) amended its Articles of Incorporation upon the filing of a Certificate of Amendment to Articles of Incorporation with the California Secretary of State.  The  Company’s Articles of Incorporation was amended to increase the authorized number of the Company’s no par value common stock from ten million (10,000,000) shares to fifty million (50,000,000) shares and was approved by the written consent of the Company’s shareholders on July 8, 2011.

A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of Northern California Bancorp

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2011	NORTHERN CALIFORNIA BANCORP

	By:	/s/ Charles T. Chrietzberg, Jr.
Charles T. Chrietzberg, Jr.
Chief Executive Officer and President